SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2003

Savient Pharmaceuticals, Inc.
(Exact name of issuer as specified in its charter)

Delaware	0-15313	13-3033811
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
	of Incorporation)	Identification No.)

One Tower Center, 14th Floor East Brunswick, New Jersey	08816
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 418-9300

None.
(Former Name or Former Address, if Changed Since Last Report.)

ITEM 5.	OTHER EVENTS AND REQUIRED FD DISCLOSURE.

Attached as Exhibit 99.1 hereto is a press release issued by Savient Pharmaceuticals, Inc. (the “Company”) on October 3, 2003 announcing that it is in preliminary acquisition discussions with Teva Pharmaceutical Industries Limited.

ITEM 7.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)	Exhibits.

	99.1	Press release issued by the Company on October 3, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SAVIENT PHARMACEUTICALS, INC.
(Registrant)

By:	/s/ Whitney K. Stearns, Jr.
Whitney K. Stearns, Jr.
Senior Vice President—Chief Financial Officer and Treasurer

Dated: October 3, 2003